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PRICE WATERHOUSE LLP                                                   [LOGO]


June 24, 1997

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549



Ladies and Gentlemen:

We have read Item 4 of Applewoods, Inc.'s Form 8-k dated June 20, 1997 and are in agreement with the statements contained in paragraph 4(a) therein.

Yours very truly,


/s/ Price Waterhouse LLP
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Price Waterhouse LLP